CERTIFICATION
                            Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002


     The undersigned, the President of The Global X Funds, with respect to the Fund's Form N-CSR for the period ended October 31, 2010 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated:  December 23, 2010

                                                  /s/ Bruno del Ama
                                                  -----------------
                                                  Bruno del Ama
                                                  President

                                 CERTIFICATION
                            Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002


     The undersigned, the CFO of The Global X Funds, with respect to the Fund's Form N-CSR for the period ended October 31, 2010 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: December 23, 2010


                                                  /s/ Jose C. Gonzalez
                                                  --------------------
                                                  Jose C. Gonzalez
                                                  CFO